As filed with the Securities and Exchange Commission on March 9, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Simon D. Collier, President/Treasurer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 – December 31, 2008

Item 1. Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

December 31, 2008

www.wintergreenfund.com

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Dear Fellow Wintergreen Fund Shareholder,

Thank you for your continued investment in Wintergreen Fund, Inc. (the “Fund”). 2008 was by all accounts a most difficult year. As was the case with many investors, we were down for the year. The Fund’s 2008 return of (39.05%) underperformed its benchmark, the Standard and Poor’s 500 Composite Index, which returned (37.00%). The Fund’s performance was negatively impacted by a number of securities that underperformed during the year, such as Japan Tobacco Inc. (Japan), Wynn Resorts Ltd. (United States), and Swatch Group AG (Switzerland).

Last year, we saw a global crushing of the markets that was worse than many of us have ever experienced. Unfortunately, the downturn that started as a day-by-day experience continued week after week and eventually month after month. I have been active in securities markets for all of my adult life and I believe this bear market is different from others I have seen. The difference is not just its duration and its breadth, but the 2008 global bear market moved dramatically within trading days and often the movements were not based on corporate news.

We think the market selloff has the potential to provide value investors with long-term opportunities. A few select companies are producing good financial results with solid prospects for their businesses and still their securities’ prices have declined. Part of the reason for this phenomenon is that these quality companies are among the relatively few securities with liquidity. This disparity between security price and value has been complicated by fear. In my opinion, this is a good time to purchase some of these high quality companies that are available at seemingly bargain prices. Historically, wealth has been created through ownership of all or a portion of a business held for a long period of time. Although it isn’t clear just when it will happen, I do believe normal markets will return.

Last year, there was unprecedented bad news on corporate, financial, disclosure, and regulatory levels. Many of the worst rumors and negative market speculation ended up being true. During this time, it has been particularly difficult for investors to focus on the key principles of value investing. Two of these concepts from Ben Graham’s The Intelligent Investor are Mr. Market and the margin of safety. As many of you know, the idea of Mr. Market is that the market has an ever changing mood which is reflected in daily security prices, but which is not based entirely on the securities true value. Our objective is to figure out and take advantage of the disconnect between intrinsic business value on the one hand and the movement in market prices as caused by the often dramatic mood swings of Mr. Market on the other. The short-term market movement has price swings that allow rational investors the opportunity to buy or sell securities at prices that may be advantageous. When buying securities at bargain prices and deep discounts to underlying value when fear and gloom have gripped Mr. Market, investors may be provided with some margin of safety on their investment. When underlying business value far outweighs a market quote, investors stand a much better chance of a satisfactory return on their investment than by buying securities when Mr. Market’s mood is euphoric and his prices far more demanding. Often securities prices fluctuate more than their underlying business values.

I believe Nestle SA (“Nestle”) is an example of a company where the underlying business value suggests a premium to its current market price. It is a global food company which as of the writing of this report had an interest of over 28% in L’Oreal, the French cosmetic company, and an investment of over 52% in Alcon, a domestic ophthalmic drug company. The Alcon investment has been partially monetized, and as disclosed last

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

April, Nestle could use its option rights to sell its balance of the Alcon investment between 2010 and 2011 to Novartis, a Swiss pharmaceutical company. Nestle’s products include basic food items that are relied upon by their customers around the world. Historically the company has been doing the right things for its shareholders including repurchasing shares, paying attractive dividends, and operating with good interest coverage ratios. As of the writing of this letter, Nestle’s core food business appears to trade at a single digit price to earnings multiple.

Many of our portfolio companies operate in Asia, including Schindler Holdings AG (“Schindler”). Schindler is a global elevator and escalator company headquartered in Switzerland with cash on its balance sheet, net current assets, and investments in Hyundai Elevator and Also Holdings. Based on our calculations, Schindler’s core business is trading at a low multiple of its 2009 probable earnings excluding cash and investments. A major portion of their corporate earnings are derived from customer service and product maintenance. The proper servicing of elevators and escalators is a recurring business after the initial sale. We believe that as the world becomes more urban and vertical, companies such as Schindler could have a bright future.

We continue to search around the world for opportunities in equities and distressed debt. The list of companies under financial pressure has grown substantially over the last year. The challenge is to find businesses that can thrive after a financial restructuring when the company has been relieved of its heavy burden of debt and the credit markets function with greater certainty. Governments around the world are stimulating their economies by printing money. Although many asset prices have imploded, in the longer term we are concerned about inflation. For this reason, we particularly like companies that have the ability to raise the price of their product and to generate cash.

With an economic tsunami, it is almost impossible for an investor not to get wet, and we did get wet. However, we do believe that the world and the global markets will recover. People will continue to behave much as they have in the past; they will eat, drink, feed their pets, buy presents for their loved ones, and go places to entertain themselves. We are investing for the future with this expectation.

We look ahead with optimism and continue to work hard on behalf of our shareholders.

Sincerely,

David J. Winters, CFA

Portfolio Manager

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: stock market risk, interest rate risk, income risk, credit risk, currency risk, foreign/emerging market risk as well as the risks associated with short sales, and investments in derivatives, small/mid-sized companies, and loan participations. In light of these risks, the Fund may not be suitable for all investors.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2008, the last day of the reporting period, and may not reflect his views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund. They do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006		October 17, 2005(a) through December 31, 2005
NET ASSET VALUE, Beginning of Period	$14.59	$12.21		$10.23		$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	(0.03)	0.15		0.11		0.02
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	(5.68)	2.43		1.94		0.22

Total from Investment Operations	(5.71)	2.58		2.05		0.24

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.16)		(0.07)		(0.01)
Net realized gain	(0.02)	(0.04)		—		—

Total Distributions to Shareholders	(0.16)	(0.20)		(0.07)		(0.01)

Redemption fees(b)	0.01	0.00	(c)	0.00	(c)	—

NET ASSET VALUE, End of Period	$8.73	$14.59		$12.21		$10.23

TOTAL RETURN(d)	(39.05)%	21.13%		20.10%		2.41%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$941,658	$1,579,653		$596,153		$54,704
Ratios to Average Net Assets:(e)
Net investment income (loss)	(0.26)%	1.08%		0.97%		1.02%

Net expense, excluding dividend expense	1.86%	1.85%		1.91%		1.95%
Dividend expense	0.29%	0.00	%(g)	0.03%		—%

Total Net Expense	2.15%	1.85%		1.94%		1.95%

Gross expense, excluding dividend expense	1.86%	1.85%		1.97	%(f)	6.97	%(f)
Dividend expense	0.29%	0.00	%(g)	0.03%		—%

Total Gross Expense	2.15%	1.85%		2.00	%(f)	6.97	%(f)

PORTFOLIO TURNOVER RATE	57%	17%		13%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	Less than 0.005%.

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Wintergreen Fund, Inc. (the “Fund”), compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a widely recognized index of 500 of the largest companies in the United States as measured by market capitalization. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Average Annual Total Return on 12/31/08:	One Year	Since Inception (10/17/05)
Wintergreen Fund, Inc.	-39.05%	-2.96%
S&P 500 Index	-37.00%	-6.34%

Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual expense ratio (gross) is 1.85%. During this period, some of the Fund’s fees were waived and expenses voluntarily reimbursed; otherwise, performance shown would have been lower. Shares redeemed or exchanged within sixty days of purchase will be charged a fee of 2.00% subject to limited exceptions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) 468-6473.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

DECEMBER 31, 2008

% of Total Net Assets by Country

Sector	% of Total Net Assets
Consumer Discretionary	16.9%
Consumer Staples	23.9%
Energy	8.1%
Financials	16.8%
Funds, Trusts & Other Financial Vehicles	0.8%
Industrials	13.1%
Materials	4.0%
Other Assets in Excess of Liabilities	1.6%
Short-Term Investments	14.8%

Top Ten Holdings
Issuer	% of Total Net Assets
Japan Tobacco Inc.	7.8%
Jardine Matheson Holdings Ltd.	6.5%
Berkshire Hathaway Inc., Class B	6.5%
Imperial Tobacco Group plc	4.7%
Wynn Resorts Ltd.	4.5%
Schindler Holding AG — PC	4.0%
Resorts World Bhd	3.9%
Swatch Group AG, Class B	3.4%
Reynolds American Inc.	3.4%
Anglo American plc	3.1%

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2008

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stock and Other Equity Interests — 82.8%

Aerospace & Defense — 2.6%
General Dynamics Corp.(a)	United States	421,396	$37,077,511	$24,268,196

Beverages — 4.2%
Coca-Cola FEMSA, S.A.B. de C.V. ADR	Mexico	158,941	5,355,051	6,915,523
Fomento Economico Mexicano, S.A.B. de C.V. ADR	Mexico	922,845	31,346,354	27,805,320
Pernod-Ricard SA	France	66,109	4,528,363	4,867,659

			41,229,768	39,588,502

Capital Markets — 4.8%
ABG Sundal Collier Holding ASA	Norway	6,252,050	13,226,858	3,482,240
Franklin Resources Inc.	United States	375,317	32,047,753	23,937,718
The Goldman Sachs Group Inc.	United States	212,707	26,385,089	17,950,344

			71,659,700	45,370,302

Communications Equipment — 0.0%
Current Group, LLC(b)(c)	United States	— (d)	20,100,000	0

Diversified Financial Services — 1.7%
Leucadia National Corp.(b)	United States	783,003	26,841,682	15,503,459

Food Products — 2.7%
Asiatic Development Bhd	Malaysia	1,758,520	4,287,650	1,799,179
Nestle SA	Switzerland	599,544	23,727,391	23,433,110

			28,015,041	25,232,289

Hotels, Restaurants & Leisure — 11.2%
Genting Bhd	Malaysia	24,737,858	53,360,539	26,453,779
Resorts World Bhd	Malaysia	56,601,808	66,875,053	36,971,123
Wynn Resorts Ltd.(b)	United States	1,002,500	100,374,628	42,365,650

			220,610,220	105,790,552

Industrial Conglomerates — 6.5%
Jardine Matheson Holdings Ltd.	Hong Kong	3,311,735	72,011,361	61,267,098

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2008

Industry

Security Description	Country	Shares	Cost	Fair Value

Insurance — 6.5%
Berkshire Hathaway Inc., Class B(a)(b)	United States	18,942	$67,973,371	$60,879,588

Leisure Equipment & Products — 0.8%
Aruze Corp.	Japan	796,875	26,935,659	7,894,029

Machinery — 4.0%
Schindler Holding AG — PC	Switzerland	839,088	49,838,437	37,919,982

Metals & Mining — 4.0%
Anglo American plc	United Kingdom	1,329,000	61,219,279	29,540,552
Anglo Platinum Ltd.	South Africa	44,579	8,491,529	2,495,845
Capstone Mining Corp.(b)	Canada	2,129,001	7,375,171	1,569,373
Witwatersrand Consolidated Gold Resources Ltd.(b)	South Africa	872,691	15,233,090	3,870,236

			92,319,069	37,476,006

Oil, Gas & Consumable Fuels — 8.1%
Canadian Natural Resources Ltd.	Canada	458,055	29,362,207	18,088,442
Chesapeake Energy Corp.	United States	1,306,641	45,251,706	21,128,385
Japan Petroleum Exploration Co.	Japan	672,145	49,911,090	28,917,435
Petrobank Energy and Resources Ltd.(b)	Canada	492,949	6,620,135	8,109,999

			131,145,138	76,244,261

Real Estate Management & Development — 3.8%
Consolidated-Tomoka Land Co.(e)	United States	564,961	34,445,046	21,575,861
Swire Pacific Ltd., Class A	Hong Kong	513,040	5,496,541	3,531,610
Swire Pacific Ltd., Class B	Hong Kong	8,318,623	17,652,052	11,033,966

			57,593,639	36,141,437

Textiles, Apparel & Luxury Goods — 4.8%
Compagnie Financiere Richemont SA	Switzerland	691,741	20,398,485	13,180,352
Swatch Group AG, Class B	Switzerland	234,542	57,326,000	32,128,739

			77,724,485	45,309,091

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2008

Industry

Security Description	Country	Shares	Cost	Fair Value

Tobacco — 17.1%
British American Tobacco plc	United Kingdom	456,021	$11,515,020	$11,801,616
Imperial Tobacco Group plc	United Kingdom	1,653,502	56,742,013	43,980,543
Japan Tobacco Inc.	Japan	22,493	114,019,730	73,198,400
Reynolds American Inc.	United States	782,651	49,096,389	31,548,662

			231,373,152	160,529,221

Total Common Stock and Other Equity Interests			1,252,448,233	779,414,013

Investment Companies — 0.8%

Funds, Trusts & Other Financial Vehicles — 0.8%
SPDR Gold Trust(b)	United States	88,176	8,743,255	7,631,633

Short-Term Investments — 14.8%		Principal

Canadian Treasury Bill — 1.7%
Canadian Treasury Bill, Maturity Date: 3/19/2009, Yield to Maturity 2.63%	Canada	CAD 20,000,000	19,415,348	16,171,567

Money Market Deposit Account — NM
Citibank Money Market Deposit Account, Yield 0.05%(f)	United States	$ 24,766	24,766	24,766

US Treasury Obligations — 13.1%
United States Treasury Bills	United States
Maturity Date: 7/30/2009, Yield to Maturity 2.10%		47,350,000	46,782,358	47,277,176
Maturity Date: 8/27/2009, Yield to Maturity 2.06%		24,550,000	24,221,990	24,521,547
Maturity Date: 10/22/2009, Yield to Maturity 0.94%		13,200,000	13,099,403	13,165,297
Maturity Date: 11/19/2009, Yield to Maturity 0.39%		38,700,000	38,564,210	38,587,499

Total US Treasury Obligations			122,667,961	123,551,519

Total Short-Term Investments			142,108,075	139,747,852

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2008

Industry

Security Description	Cost		Fair Value

Total Investments — 98.4%	$1,403,299,563	*	$926,793,498

Other Assets in Excess of Liabilities — 1.6%			14,864,004

Net Assets — 100.0%			$941,657,502

Percentages are stated as a percent of net assets.

Footnotes

(a)	All or a portion of this security was segregated for forward currency contracts.
(b)	Non-income producing security.
(c)	Restricted, illiquid security priced at fair value using procedures adopted by authority of the Board of Directors.

Security not registered under the Securities Act of 1933.

At the end of the year, the fair value of this security was $0 or 0.0% of net assets.

Security	Acquisition Date	Acquisition Cost
Current Group, LLC	12/28/2006	$20,100,000

(d)	Non-unitized interest in a limited liability corporation that is treated as a partnership.
(e)	Affiliated Issuer. See Note 5.
(f)	Interest rate as of December 31, 2008.

*	Cost for Federal income tax purposes is $1,403,299,563 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,674,532
Gross Unrealized Depreciation	(484,180,597)

Net Unrealized Depreciation	$(476,506,065)

Selected Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
NM	Less than 0.05%
PC	Participation Certificate

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,368,854,517)	$905,217,637
Affiliated issuers (Cost $34,445,046)	21,575,861

Investments in securities, at fair value (Cost $1,403,299,563)		926,793,498
Unrealized gain on forward currency contracts		29,503,562
Receivables:
Fund shares sold		4,790,468
Investment securities sold		4,448,064
Interest and dividends		1,540,032
Prepaid expenses		123,077

TOTAL ASSETS		967,198,701

LIABILITIES
Unrealized loss on forward currency contracts		21,186,783
Payables:
Fund shares redeemed		2,697,136
Dividend withholding tax		5,566
Accrued Liabilities:
Investment advisory fees		1,189,951
Distribution fees		90,802
Compliance services fees		18,769
Directors’ fees and expenses		62
Other expenses		352,130

TOTAL LIABILITIES		25,541,199

NET ASSETS		$941,657,502

COMPONENTS OF NET ASSETS
Paid-in capital		1,476,204,105
Accumulated distributions in excess of net investment income		(11,320,113)
Net realized loss on investments, securities sold short, and foreign currency transactions		(55,048,993)
Unrealized depreciation of investments and foreign currency translations		(468,177,497)

NET ASSETS		$941,657,502

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $941,657,502 and 107,885,865 shares outstanding (1,000,000,000 shares authorized)		$8.73

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $1,527,155)	$20,526,097
Interest income	8,566,826
Dividend income from affiliated issuer	225,984

Total Investment Income	29,318,907

EXPENSES
Investment advisory fees	23,174,271
Dividend expenses on securities sold short	4,534,962
Distribution fees	3,068,910
Transfer agency fees	582,926
Administrator fees	437,150
Professional fees	392,120
Custodian fees	260,061
Compliance services fees	200,401
Directors’ fees and expenses	161,954
Accounting fees	152,513
Miscellaneous expenses	380,213

Total Expenses	33,345,481

NET INVESTMENT LOSS	(4,026,574)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
Foreign currency transactions and forward foreign currency contracts	11,605,429
Securities sold short	(8,410,690)
Unaffiliated investments	(44,557,604)

Net Realized Loss	(41,362,865)

Change in Unrealized Appreciation/Depreciation on:
Foreign currency translations and forward foreign currency contracts	11,789,190
Affiliated investments	(13,835,894)
Unaffiliated investments	(692,805,660)

Net Change in Unrealized Depreciation	(694,852,364)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(736,215,229)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(740,241,803)

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$(4,026,574)	$10,976,694
Net realized gain (loss)	(41,362,865)	4,552,329
Net change in unrealized appreciation/depreciation	(694,852,364)	159,919,292

Increase (Decrease) in Net Assets Resulting from Operations	(740,241,803)	175,448,315

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(15,102,426)	(14,954,889)
Net realized gain	(2,036,297)	(3,950,112)

Total Distributions to Shareholders	(17,138,723)	(18,905,001)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	1,068,330,945	1,091,056,558
Proceeds from reinvestment of distributions	15,748,051	16,753,466
Cost of redemption of shares	(965,411,723)	(281,176,973)
Redemption fees	717,760	323,936

Increase from Capital Share Transactions	119,385,033	826,956,987

Increase (Decrease) in Net Assets	(637,995,493)	983,500,301
NET ASSETS
Beginning of Year	1,579,652,995	596,152,694

End of Year (includes distributions in excess of net investment loss of $(11,320,113) and $(5,877,240), respectively)	$941,657,502	$1,579,652,995

SHARE TRANSACTIONS
Sale of shares	84,495,138	79,336,571
Reinvestment of distributions	1,839,726	1,172,005
Redemption of shares	(86,746,955)	(21,023,396)

Increase (Decrease) in Shares	(412,091)	59,485,180

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue one billion shares of beneficial interest with $0.001 per share par value. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates its net asset value per share on each business day the New York Stock Exchange (“NYSE”) is open as of the close of the NYSE; normally 4:00 pm Eastern Time. Portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sale price or, in the absence of a sale, (ii) at the mean of the last bid and ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from the market in which the security is primarily traded are used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask price. Money market instruments that mature in 60 days or less may be valued at amortized cost.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”) when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s investment manager; and 3) securities are determined to be illiquid.

As of December 31, 2008, Current Group, LLC (formerly Current Communications Group, LLC), a restricted and illiquid security, was priced at fair value as determined by the Board’s Valuation Committee pursuant to the Fund’s valuation procedures. This security has an acquisition date of December 28, 2006. At December 31, 2008, the fair value of this security was $0, which represents 0% of net assets and has a current cost of $20,100,000.

Security Transactions, Investment Income, and Realized Gain/Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) at the date of valuation. If no sale is reported at that time, the foreign currency will be valued at the most recent bid price. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on the Statement of Operations.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward Currency Contracts — The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Investment Manager (as defined in Note 3) is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. (See Note 6)

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or, for tax purposes, by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager is responsible for determining the value of the underlying collateral. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward foreign currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities.

On December 28, 2006, the Fund contributed $20,100,000 for a limited liability member interest in Current Group, LLC and entered into a registration rights agreement with respect to shares of common stock into which their interests may be converted. These registration rights include (1) two demand registrations commencing after the earlier of (A) the fifth anniversary of the date of the registration rights agreement and (B) the first anniversary of the consummation of an initial public offering (“IPO”) of Current Group, LLC common stock, (2) three Form S-3 registration demands commencing after the first anniversary of the consummation of an IPO, and (3) unlimited “piggyback” registrations commencing following the consummation of an IPO. No quoted market price exists for the Fund’s interest in Current Group, LLC. The Fund’s interest has been valued in accordance with the procedures adopted for the valuation of portfolio securities by the Fund’s Board.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at a future time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of December 31, 2008, there were no securities sold short held by the Fund.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are intended to be made twice each year and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund’s financial statements. As of December 31, 2008, tax years 2005, 2006, 2007, and 2008 remain subject to examination by the Fund’s major tax jurisdictions.

Repurchase Agreements — The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral. As of December 31, 2008, there were no repurchase agreements held by the Fund.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

Financial Accounting Standards No. 157 — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Fund’s adoption of SFAS 157 in 2008 did not have an impact on the Fund’s net assets.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments^
Level 1 — Quoted Prices	$787,045,646	$—
Level 2 — Other Significant Inputs	139,747,852	8,316,779
Level 3 — Significant Unobservable Inputs	—	—

Total Investments	$926,793,498	$8,316,779

^	Other financial instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the instruments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of December 31, 2007	$6,407,680
Change in unrealized depreciation	(6,407,680)

Balance as of December 31, 2008	$—

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 3. Investment Advisory Fees, Servicing Fees, and Other Transactions with Related Parties

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) commenced providing administration, portfolio accounting, and transfer agency services to the Fund on February 19, 2008. Prior to USBFS providing these services, Citi Fund Services, LLC (formerly Citigroup Fund Services, LLC) provided these services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. The certifying officer (the Fund’s President and Treasurer of the Fund) is also a minority owner of the Distributor. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets. For the year ended December 31, 2008, the Fund recorded $3,068,910 for distribution expense.

Compliance Services — Under a Compliance Services Agreement with Foreside Compliance Services, LLC (“FCS”), an affiliate of the distributor provides a Chief Compliance Officer, President, Treasurer, and Anti-Money Laundering Officer as well as additional compliance services to the Fund. Neither the Distributor, FCS or their employees that serve as officers of the Fund, has any role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

Fund Officers — Certain officers of the Fund are also directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $862,311,083 and $660,572,695, respectively, for the year ended December 31, 2008.

Note 5. Affiliated Issuers

Under section 2(a) (3) of the Investment Company Act of 1940, a portfolio company is defined as affiliated if a Fund owns five percent or more of its voting stock.

Investments in affiliated companies for the Fund as of December 31, 2008, were as shown below:

Name of issuer	Number of shares held at December 31, 2007	Gross additions	Gross reductions	Number of shares held at December 31, 2008	Fair Value at December 31, 2008	Investment income	Realized capital gain/loss
Consolidated — Tomoka Land Co.	564,961	—	—	564,961	$21,575,861	$225,984	$0

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 6. Forward Currency Contracts

As of December 31, 2008, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
12,950,000 CAD	7/20/2009	$10,589,582	$10,516,955	$72,627
14,200,000 CAD	7/20/2009	12,027,782	11,532,105	495,677

Net Value of CAD Contracts		22,617,364	22,049,060	568,304

To sell:
2,700,000 CHF	1/28/2009	2,578,796	2,537,460	41,336
3,300,000 CHF	1/28/2009	3,143,756	3,101,341	42,415
70,400,000 CHF	1/28/2009	67,960,227	66,161,931	1,798,296
To buy:
2,100,000 CHF	1/28/2009	(1,944,444)	(1,973,580)	29,136
6,300,000 CHF	1/28/2009	(5,568,322)	(5,920,741)	352,419
10,700,000 CHF	1/28/2009	(9,362,149)	(10,055,862)	693,713

Net Value of CHF Contracts		56,807,864	53,850,549	2,957,315

To sell:
1,100,000 EUR	1/28/2009	1,688,060	1,527,061	160,999
1,400,000 EUR	1/28/2009	2,145,220	1,943,532	201,688
3,500,000 EUR	1/28/2009	5,339,950	4,858,830	481,120
6,000,000 EUR	1/28/2009	9,243,000	8,329,423	913,577
1,600,000 EUR	9/18/2009	2,194,880	2,211,548	(16,668)
To buy:
700,000 EUR	1/28/2009	(1,091,090)	(971,766)	(119,324)
2,000,000 EUR	1/28/2009	(3,103,600)	(2,776,474)	(327,126)
2,300,000 EUR	1/28/2009	(3,539,930)	(3,192,946)	(346,984)
7,000,000 EUR	1/28/2009	(10,890,600)	(9,717,660)	(1,172,940)

Net Value of EUR Contracts		1,985,890	2,211,548	(225,658)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
600,000 GBP	1/28/2009	$1,147,800	$861,940	$285,860
975,000 GBP	1/28/2009	1,907,003	1,400,653	506,350
1,100,000 GBP	1/28/2009	2,110,240	1,580,224	530,016
27,000,000 GBP	1/28/2009	52,184,250	38,787,308	13,396,942
6,200,000 GBP	9/18/2009	9,495,610	8,896,350	599,260
To buy:
2,600,000 GBP	1/28/2009	(4,799,340)	(3,735,074)	(1,064,266)
5,700,000 GBP	1/28/2009	(9,833,640)	(8,188,432)	(1,645,208)

Net Value of GBP Contracts		52,211,923	39,602,969	12,608,954

To sell:
14,000,000 JPY	1/28/2009	137,525	154,532	(17,007)
700,000,000 JPY	1/28/2009	6,808,676	7,726,571	(917,895)
11,300,000,000 JPY	1/28/2009	109,868,741	124,728,934	(14,860,193)
To buy:
1,690,000,000 JPY	1/28/2009	(18,840,159)	(18,654,150)	(186,009)
2,400,000,000 JPY	1/28/2009	(23,017,167)	(26,491,101)	3,473,934
2,800,000,000 JPY	1/28/2009	(27,849,613)	(30,906,285)	3,056,672

Net Value of JPY Contracts		47,108,003	56,558,501	(9,450,498)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
2,200,000 NOK	1/28/2009	$421,134	$313,497	$107,637
2,500,000 NOK	1/28/2009	487,805	356,246	131,559
43,800,000 NOK	1/28/2009	8,369,960	6,241,426	2,128,534
To buy:
2,050,000 NOK	1/28/2009	(294,961)	(292,122)	(2,839)
7,400,000 NOK	1/28/2009	(1,131,240)	(1,054,488)	(76,752)
12,700,000 NOK	1/28/2009	(2,243,301)	(1,809,729)	(433,572)
14,000,000 NOK	1/28/2009	(1,991,181)	(1,994,976)	3,795

Net Value of NOK Contracts		3,618,216	1,759,854	1,858,362

Net Value of Outstanding Forward Currency Contracts		$184,349,260	$176,032,481	$8,316,779

CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
NOK	= Norwegian Krone

Note 7. Federal Tax Information

At December 31, 2008 the components of accumulated losses for income tax purposes were as follows:

Unrealized Depreciation	Undistributed Ordinary Income	Capital and Other Losses	Total
$(476,506,065)	$2,512,648	$(60,553,185)	$(534,546,602)

The Fund had an accumulated net realized capital loss carryover of $23,601,951 expiring December 31, 2016 and deferred, on a tax basis, post-October losses of $31,447,042 of capital and $5,515,983 of currency.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

The tax components of dividends paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Ordinary Income	$15,102,426	$14,954,889
Long-Term Capital Gain	2,036,297	3,950,112

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, the reclassification for the Fund was:

Undistributed Net Investment Income	$13,686,127
Accumulated Net Realized Gain	(13,686,128)
Paid in Capital	1

The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. The 2005 through 2008 tax years generally remain subject to examination by U.S. Federal and New Jersey State tax authorities.

Note 8. New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently reviewing the enhanced disclosure requirements for the adoption of SFAS 161.

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162 (“SFAS 162”),”The Hierarchy of Generally Accepted Accounting Principles.” SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States (the GAAP hierarchy). SFAS 162 is effective 60 days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, the Meaning of Present Fairly in Conformity with General Accepted Accounting Principles. SFAS 162 became effective on November 15, 2008. Management has evaluated SFAS 162 and does not expect it to materially impact the Fund’s financial statements.

Note 9. Other Information

On December 31, 2008, one shareholder account held approximately 35% of the outstanding shares of the Fund. This account is an omnibus account held on behalf of several thousand underlying shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 17, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 17, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 20, 2009

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 22, 2008, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement of the Fund (the “Advisory Agreement”). Prior to the meeting, the Directors were provided with materials, including the following: (i) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, (ii) a memorandum from the Investment Manager providing certain information requested by the Board pursuant to section 15(c) of the Investment Company Act of 1940, as amended, such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Investment Manager, (iii) a memorandum from an independent consultant, comparing the Fund’s performance and expense ratio to other similarly situated investment companies, a list of which was compiled by the independent consultant, (iv) the Investment Manager’s ADV Part II, (v) the Investment Manager’s organizational chart, (vi) the Investment Manager’s compliance manual, (vii) the Fund’s valuation procedures, and (viii) a copy of the current Advisory Agreement. Fund counsel reminded the Board that it was the duty of the Directors to request and evaluate such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, extent, and quality of services provided by the Investment Manager—The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation and investment philosophy of Mr. David Winters, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund—The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management and the age of the Fund into account. The Directors noted that it might be more appropriate to look at performance over a longer period of time (such as three to five years) than the performance over the last year, since the Investment Manager has a long-term approach to managing assets. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Possible Economies of Scale—The Directors considered whether the fee was reasonable in light of the fact that the Fund’s assets had grown considerably since inception. The Directors determined that even though the assets of the Fund had grown, based on (i) the manner in which the Investment Manager actively manages the assets of the Fund, (ii) the research-driven investment style and strategy of the Fund, (iii) the experience, reputation and investment philosophy of the portfolio manager of the Investment Manager, and (iv) the positive reaction of the market to the Fund and the Investment Manager, the fee continues to be reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include breakpoints, it recognized that the Investment Manager has implemented a management fee waiver to keep total expenses capped at a percentage generally in line with the median total expenses of a peer group of funds, thereby achieving an effect similar to the effect of breakpoints in the management fee structure.

Other Fund Expenses—The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds included in the comparison.

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to many other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability—The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Investment Manager also pays all of the compensation of the officers of the Fund that are affiliated persons of the Investment Manager, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager does not receive many of the “fall-out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The Directors also considered that the Investment Manager pays a percentage of the platform fees paid to dealers that place the Fund on their platform, and that as the shareholder base grows, the portion of such fees paid by the Investment Manager shall also grow. In particular, it was noted that the largest increase in the Investment Manager’s expenses was related to platform fees of the Fund because approximately 80% of the Fund’s assets are channeled through a distribution platform. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was moderately profitable based on the expenses.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2008 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*
Actual Return	$1,000.00	$691.50	$8.14
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.52	$9.69

*	As expressed below, expenses are equal to the Fund’s annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/366 to reflect the half-year period.

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
366

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends — All the income and any short-term capital gain dividends paid by the Fund were ordinary income for Federal income tax purposes. For the tax year ended December 31, 2008, the Fund designates 22.83% of its ordinary income distributions as qualifying for the corporate dividends-received deduction, 12.26% for the qualifying interest income exempt from U.S. tax for foreign shareholders, and 59.77% for the qualified dividend rate as defined in section 1(h)(1) of the Internal Revenue Code.

Capital Gain Dividends — The Fund paid long-term capital gain dividends of $2,036,297 for the tax year ended December 31, 2008.

Special 2008 Tax Information

The Fund elects in accordance with Section 853 of the Internal Revenue Code to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended December 31, 2008. In accordance with the current tax laws, the foreign source income and foreign taxes are $17,276,900 and $900,463, respectively.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Mr. Keffer is considered an Interested Board Member due to his association with the Distributor within the past two years. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Edward Prendeville Year Born: 1951 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	President of Train Collectors Warehouse, Inc. since prior to 1999.	None
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003; Partner, Ernst & Young 1972-2000.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Of Counsel, Friebert, Finerty & John, S.C. (law firm) since 2004; Shareholder, Godfrey & Kahn, S.C. (law firm) 1982-2004.	None
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of L&B (luxury goods and beverage sector consultants) since 2003.	None

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name, Year Born and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Interested Directors
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.	Forum Funds (registered investment company); Monarch Funds (registered investment company)
Officers
Simon D. Collier Year Born: 1961 Three Canal Plaza Suite 100 Portland, ME 04101	President/ Treasurer	Since 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member, Wintergreen Advisers, LLC since 2005; President and Chief Investment Officer of Franklin Mutual Advisers, LLC 2001-2005; Director of Research of Franklin Mutual Advisers, LLC in 2000. Member of Management Team of Franklin Mutual Advisers, LLC 1987-2005.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name, Year Born and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005; President of ENC Consulting, Inc. from 2002-2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005; Production Services Manager, Franklin Mutual Advisers, LLC 2003-2005, Information Technology, Franklin Mutual Advisers, LLC 1996-2003.	Not Applicable
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005; Manager of Investment Operations, Franklin Templeton Investments 2004-2005; Assistant Vice President — Mutual Funds Custody Administration, Bank of New York, 1998-2004.	Not Applicable
Leslie K. Klenk Year Born: 1964 Three Canal Plaza Suite 100 Portland, ME 04101	Chief Compliance Officer	Since 2006	Director, Foreside Compliance Services LLC (mutual fund compliance services provider) since November 2006; Chief Compliance Officer, Ironwood Series Trust (mutual fund) November 2006-May 2008; Chief Compliance Officer, Sound Shore Fund, Inc. (mutual fund) since November 2006, Chief Compliance Officer, Monarch Funds since June 2008; Chief Compliance Officer, Brown Advisory Funds since June 2008; Senior Vice President and Counsel, Citigroup Fund Services, LLC (mutual fund services provider) April 1998-October 2006.	Not Applicable
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Assistant Secretary	Since 2008	Vice President, US Bancorp Fund Services, LLC since September, 2007; Senior Financial Analyst, Harley-Davidson, Inc. 2005-2007; Treasurer, Marshall Funds, Inc. (mutual fund family) September 2002-2005	Not Applicable

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

(a) As of the end of the period, December 31, 2008, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 3, 2008, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,150 in 2007 and $37,000 in 2008.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2007 and $0 in 2008.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,350 in 2007 and $5,500 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees – There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $5,350 in 2007 and $5,500 in 2008. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	This item is included within Report to Stockholders.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By:	/s/ Simon D. Collier
Simon D. Collier, President & Principal Executive Officer

Date	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon D. Collier
Simon D. Collier, President & Principal Executive Officer

Date	February 26, 2009

By:	/s/ Simon D. Collier
Simon D. Collier, Treasurer & Principal Financial Officer

Date	February 26, 2009

4